999 Peachtree Street, Atlanta GA

Two Ravinia Drive, Atlanta GA

FSP
FRANKLIN
STREET PROPERTIES

Investor Presentation

June 2015

This presentation may contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, economic conditions in the United States, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events, expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases, real estate tax valuation reassessments and our failure to maintain our status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended. Readers are advised to refer to the “Risk Factors” section of our quarterly reports on Form 10-Q and our Annual Report on Form 10-K for additional information concerning these risks and uncertainties. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not undertake a duty to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise.

Unless otherwise indicated, all information contained in this presentation is as of March 31, 2015. This presentation contains references to Funds from Operations (“FFO”), Adjusted FFO (“AFFO”) and Adjusted EBITDA. Such measurements are non-GAAP (Generally Accepted Accounting Principles) financial measures. Please refer to pages 16 through 20 for definitions and reconciliations of GAAP net income to FFO and Adjusted EBITDA. Past financial performance is not a guarantee of future financial performance. Franklin Street Properties Corp. (“FSP”) assumes no obligation to update or revise the financial information contained in this presentation.

1

Franklin Street Properties: An Overview

- ✓ Experienced & Aligned Management
- ✓ High Quality Portfolio in Growth Oriented Markets
- ✓ Asset Management Focused on Value Creation
- ✓ Strategic Objectives Include:
  - Grow Urban Infill/CBD Portfolio in our 5 Core Markets of Atlanta, Dallas, Denver, Houston and Minneapolis Through Acquisition and/or Development
  - Reduce Commodity Suburban Portfolio & Markets via Disposition When Value Maximization Achieved
  - Maintain Conservative & Flexible Balance Sheet

1999 Broadway – Denver, CO
Acquired May 2013

2

Experienced and Aligned Management Team

FSP FRANKLIN STREET PROPERTIES

Management and directors are substantially invested, owning approximately 5% of FSP

	Position	Real Estate Experience	Experience at FSP
GEORGE J. CARTER	CEO, Founder, & Chairman	41	23
JOHN G. DEMERITT	Chief Financial Officer	18	11
JANET P. NOTOPOULOS	EVP & Director	40	18
SCOTT H. CARTER	EVP & General Counsel	16	10
JEFFREY B. CARTER	Chief Investment Officer	17	17
ERIEL ANCHONDO	SVP, Operations	Hired 2015	
GEORGIA TOUMA	AVP, Investor Relations	8	8

- **Publicly-traded REIT since June 2005**
- **Proven investment track record**
- **Broad network of industry relationships**
- **Supported by 30+ employees**

____________________

Source: Public Company Filings and Disclosures.

3

National Platform in Top Office Markets

FSP
FRANKLIN
STREET PROPERTIES

Other Markets
12%
Richmond
3%
Baltimore
3%
Chicago
4%
Washington, D.C.
4%
Minneapolis
5%
St. Louis
5%
Houston
12%
Dallas-Fort Worth
13%
Atlanta
19%
Denver
20%
Owned SF
by Market

69%
in Top 5
Core Markets

FSP Core Market

4

Proven Asset Management & Value Creation Platform

FRANKLIN STREET PROPERTIES

Asset management platform and portfolio quality have rapidly improved since downturn, with 10 consecutive quarters of positive and increasing mark-to-market of rents.

	2007	2008	2009	2010
% Leased	93.0%	93.3%	84.4%	85.6%

% Leased
Annualized Rent per SF
98.0%
94.0%
90.0%
86.0%
82.0%
78.0%
74.0%
70.0%
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
88.4%
86.9%
88.1%
88.7%
89.0%
90.0%
89.9%
94.0%
94.4%
94.4%
93.8%
94.1%
94.5%
94.1%
93.3%
92.8%
90.4%
$19.43
$20.04
$20.42
$20.58
$21.75
$21.61
$22.09
$22.02
$22.38
$22.73
$23.69
$24.15
$24.54
$24.88
$25.24
$25.33
$26.12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

____________________

Source: Public Company Filings and Disclosures.

Note: Includes FSP owned portfolio only.

5

What is FSP's Strategy?

FSP FRANKLIN STREET PROPERTIES

A Portfolio Transformation is Underway

Emphasize investment in urban infill and CBD Class "A" office properties primarily located within our top 5 core markets of Atlanta, Dallas, Denver, Houston and Minneapolis

Selectively sell commodity suburban properties, both in our 5 core markets and in our non-core markets, when we believe value maximization has been achieved

We strive to invest in:

- ✓ The strongest infill locations within our 5 core markets.
- ✓ Locations/submarkets where FSP has long-term knowledge and experience.
- ✓ Locations with strong in-place public transportation infrastructure, including light rail, airport, and highway systems that we believe are well positioned for future population growth.
- ✓ Cities with a track-record of committed infrastructure investment into their CBD and infill areas.
- ✓ Markets with long-term macro-economic drivers that have the potential to grow employment over and above broader US averages.

Westchase I & II – Houston, TX
Acquired November 2012

6

Why Are We Executing This Portfolio Transformation?

Addison Circle

Addison Circle
Dallas (Addison), TX
Acquired September 2002

FSP's view of the US and global economy has influenced a strategic shift in the future composition of our property portfolio, from largely suburban to increasingly urban infill and CBD office properties.

We believe that there may be generational effects from the recent financial crisis and recession that, when combined with changing US population demographics, could result in a longer lasting, but slower growth "up-cycle" that could make cyclical investing in suburban commodity assets less attractive than longer term ownership of urban infill and CBD properties.

We believe:

- ✓ Positioning capital in Class "A" office properties located in dense amenity-rich urban infill and/or CBD environments could better position our shareholders to participate in a long-term appreciation cycle.
- ✓ FSP's past investing experience has been augmented by shorter-term, more typical economic supply-demand cycles, whereby commodity suburban properties can benefit from purchase and sale execution. Longer holding periods of office properties in land constrained urban infill environments could offer stronger overall rates of return in a longer but slower growth period.

7

How is FSP Executing this Portfolio Transformation: Select Asset Dispositions & Reinvestment of Proceeds

FRANKLIN STREET PROPERTIES

FSP has a proven track record of selling assets when value has been deemed to be maximized and reinvesting proceeds into urban infill, higher growth potential assets

Centennial Technology Center
Colorado Springs, CO
Sold in December 2014

- Gross sales proceeds of $15.5M
- Realized a $0.9M on gain on sale

Willow Bend Office Center
Plano, TX
Sold in February 2015

- Gross sales proceeds of $20.8M
- Realized a $1.5M gain on sale

Eden Bluff Corporate Center I
Eden Prairie, MN
Sold in March 2015

- Gross sales proceeds of $28.0M
- Realized a $9.0M gain on sale

Park Seneca
Charlotte, NC
Sold in May 2015

- Gross sales proceeds of $8.15M
- Realized a $0.9M gain on sale

$72M of disposition proceeds redeployed into $78M Class A acquisition

Two Ravinia
Central Perimeter Atlanta, GA
Acquired in April 2015
442,130 RSF

- Currently strong suburban property pricing with its correspondingly low current yield/cap rates is aiding in making such a transition feasible:
  - Historically low interest rates and low yield expectations have driven investors towards marginally higher current NOI properties in suburban locations.

____________________

Source: Public Company Filings and Disclosures.

8

Disciplined Acquisition Platform

Over $630 million of urban infill office properties acquired below replacement cost since 2013

We have an experienced acquisitions team with in-depth knowledge of our five core markets and maintain strong relationships with top performing brokers, owners and developers across the United States.

We typically target acquisition opportunities that we believe are:

- Priced below replacement cost
- Located in top urban infill locations in our targeted markets
- Well-constructed with broad user appeal
- Leased to quality tenants with diverse lease expirations
- Value creation candidates in the short to intermediate term

1999 Broadway – Denver, CO
Acquired May 2013
$183M, $270 per SF

999 PEACHTREE

999 Peachtree – Atlanta, GA
Acquired July 2013
$157.9M; $254 per SF

1001 17th Street – Denver, CO
Acquired August 2013
$217M; $331 per SF

____________________

Source: Public Company Filings and Disclosures.

9

Recent Acquisition – Two Ravinia; Atlanta, Georgia

FSP FRANKLIN STREET PROPERTIES

Floors:	17
Purchase Price:	$78 million
Year Built:	1987
Rentable Square Feet:	442,130
Purchase Price Per SF:	$176.42
Est. Replacement Cost per SF:	$350
% Current Occupancy:	~80.5%
Average In-Place Rent per SF:	~$21
Asking Rents for Office:	$27.5 - $28.5

Two Ravinia, combined with our already owned One Ravinia, is well-positioned within Atlanta's largest Central Perimeter submarket and reflects FSP's strategy of investing in dense, urban, amenity-rich high growth markets, such as Atlanta.

Value-Add Potential

- Lease-up vacant space (85,000 SF), including ~35,000 SF former health club space to be offered for alternative uses
- Opportunity to push rents up to +/- 25% higher by marking-to-market below market rents on expiring leases
- Planned building capital investments of ~$4.5 million
- Potential to gain greater operating efficiencies and scale from ownership of both One and Two Ravinia buildings

High Quality Asset

- Class "A" office tower built in 1987
- Nine story parking garage
- Newly constructed fitness center
- Energy Star Certified

Strong Market with Significant Momentum

- Situated in the center of Atlanta's Central Perimeter, whose office market has experienced 12 consecutive quarters of positive absorption through Q4 2014[(1)]
- Highly accessible - located at the junction of I-285 and GA 400 and walkable to Atlanta's Perimeter Mall, restaurants, hotels, Starbucks, and the MARTA rail
- 24/7, dense, amenity-rich, urban infill environment
- Critical Atlanta shopping locale and adjacent to premier Perimeter Mall

____________________

(1)	Source: CoStar

10

A Flexible Balance Sheet Positioned for Growth and Stability

FSP FRANKLIN STREET PROPERTIES

Investment grade rating of Baa3 and unencumbered debt structure provide significant flexibility in making portfolio decisions

Capitalization

Fixed-Rate Term Loans $620M 30%
Equity $1,180M 58%
Floating-Rate Revolver $240M 12%

No Preferred Stock or Convertible Debt

100% Unencumbered Asset Base

~$275M in Available Liquidity

Debt Maturity Schedule

Revolver
Term Loans
Revolver Capacity
$500M
$400M
$240M
$220M
2015
2016
2017
2018
2019
2020

No Near-Term Debt Maturities

73% of Debt is Fixed Rate

2.7% Weighted Average Interest Rate

11

Where FSP is Heading…

FRANKLIN STREET PROPERTIES

- **Growing our portfolio of urban infill and CBD Class "A" Office properties** primarily within our top 5 core markets of Atlanta, Dallas, Denver, Houston and Minneapolis.

- **Selectively selling commodity suburban properties primarily in non-core market locations** through selective dispositions when values have been deemed to be maximized.

- Disciplined balance sheet management efforts focused on **Conservative Leverage** in order to minimize risk and allow financial flexibility.

999 Peachtree Street
Atlanta, GA
622,000 RSF

12

FSP's Portfolio is Well Positioned

% of Square Feet in Top 25 Metropolitan Statistical Areas

90.3%
78.3%
FSP FRANKLIN STREET PROPERTIES
Peers(1)

Average Property Age (in years)

20
25
FSP FRANKLIN STREET PROPERTIES
Peers(1)

% of Leases by Annualized Rent Expiring Through 2016

14.2%
15.4%
FSP FRANKLIN STREET PROPERTIES
Peers(1)

____________________

Source: SNL Financial as of May 18, 2015.

(1)	Peers include BDN, CLI, CXP, CUZ, EQC, HIW, OFC, PDM, PKY.

13

Conservative Capital Structure Provides Flexibility

FSP FRANKLIN STREET PROPERTIES

Net Debt / Last Quarter Annualized Adjusted EBITDA[1][2][3]

6.8x
6.5x
FSP FRANKLIN STREET PROPERTIES
Peers[5]

Fixed Charge Coverage Ratio[3][4]

5.0x
3.6x
FSP FRANKLIN STREET PROPERTIES
Peers[5]

Unsecured Debt as a % of Total Debt[3]

100%
63%
FSP FRANKLIN STREET PROPERTIES
Peers[5]

____________________

Source: SNL Financial as of March 31, 2015.

(1)	Different REITs may calculate Adjusted EBITDA in different ways. Please refer to pages 19 & 20 for FSP’s definition of Adjusted EBITDA and a reconciliation of GAAP net income to Adjusted EDITDA. Adjusted EBITDA is a non-GAAP financial measure on which undue reliance should not be placed.
(2)	The metric of Net Debt is defined as total debt less cash and cash equivalents, which is divided by annualized Q1 2015 Adjusted EBITDA.
(3)	Metric calculated using most recent quarterly data.
(4)	HIW does not include principal amortization.
(5)	Peers include BDN, CLI, CXP, CUZ, EQC, HIW, OFC, PDM, PKY.

14

Attractive Value Opportunity

Dividend Yield

5.9%
3.4%
FSP FRANKLIN STREET PROPERTIES
Peers[1]

Price / Consensus 2015E FFO Multiple

11.1x
12.6x
FSP FRANKLIN STREET PROPERTIES
Peers[1]

Price / Consensus 2015E AFFO Multiple

13.4x
21.1x
FSP FRANKLIN STREET PROPERTIES
Peers[1]

____________________

Source: SNL Financial as of May 18, 2015.

(1)	Peers include BDN, CLI, CXP, CUZ, EQC, HIW, OFC, PDM, PKY.

15

Definition of Funds From Operations (FFO)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

16

Definition of Adjusted Funds From Operations (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) excluding the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for (a) maintenance of properties, which we call non-investment capex or are second generation capital expenditures. Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

17

FFO & AFFO Reconciliation
(in thousands, except per share amounts)

	For the Three					For the
	Months Ended	For the Three Months Ended				Year Ended
	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,573	$3,713	$1,567	$4,295	$13,148

(Gain) loss on sale, less applicable income tax	(10,462)	—			(940)	(940)
GAAP income from non-consolidated REITs	322	484	552	455	269	1,760
FFO from non-consolidated REITs	601	419	351	508	652	1,930
Depreciation & amortization	22,678	24,289	23,638	25,374	23,249	96,550
NAREIT FFO*	25,672	28,765	28,254	27,904	27,525	112,448
Acquisition costs	—	14	—	—	—	14
Funds From Operations (FFO)*	$25,672	$28,779	$28,254	$27,904	$27,525	$112,462

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	25,672	28,779	28,254	27,904	27,525	112,462
Reverse FFO from non-consolidated REITs	(601)	(419)	(351)	(508)	(652)	(1,930)
Distributions from non-consolidated REITs	27	27	27	27	26	107
Amortization of deferred financing costs	517	499	499	498	506	2,002
Straight-line rent	(69)	(1,783)	(1,541)	(714)	(698)	(4,736)
Tenant improvements	(2,936)	(1,132)	(1,837)	(2,612)	(4,244)	(9,825)
Leasing commissions	(830)	(1,080)	(2,786)	(577)	(1,405)	(5,848)
Non-investment capex	(643)	(364)	(1,621)	(700)	(851)	(3,536)
Adjusted Funds From Operations (AFFO)*	$21,137	$24,527	$20,644	$23,318	$20,207	$88,696

Per Share Data:
EPS	$0.13	$0.04	$0.04	$0.02	$0.04	$0.13
FFO*	0.26	0.29	0.28	0.28	0.27	1.12
AFFO*	0.21	0.24	0.21	0.23	0.20	0.89

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	100,187	100,187

18

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

19

EBITDA Reconciliation
(in thousands, except ratio amounts)

	Three Months
	Ended	For the Three Months Ended				Year Ended
	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,573	$3,713	$1,567	$4,295	$13,148
Interest expense	6,187	7,176	6,891	6,883	6,483	27,433
Depreciation and amortization	22,678	24,289	23,638	25,374	23,249	96,550
Income taxes	161	137	117	149	95	498
EBITDA	41,559	35,175	34,359	33,973	34,122	137,629
Excluding (gain) loss on sale, less applicable income tax	(10,462)	—	—	—	(940)	(940)
Adjusted EBITDA	$31,097	$35,175	$34,359	$33,973	$33,182	$136,689

Interest expense	$6,187	$7,176	$6,891	$6,883	$6,483	$27,433
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$6,187	$7,176	$6,891	$6,883	$6,483	$27,433

Interest coverage ratio	5.03	4.90	4.99	4.94	5.12	4.98

Debt service coverage ratio	5.03	4.90	4.99	4.94	5.12	4.98

Debt	$860,000	$936,500	$916,500	$905,000	$888,000
Less cash and cash equivalents	(14,945)	(20,031)	(18,455)	(15,930)	(7,519)
Net Debt	$845,055	$916,469	$898,045	$889,070	$880,481

Adjusted EBITDA	31,097	35,175	34,359	33,973	33,182
Annualized	124,388	140,700	137,436	135,892	132,728

Net Debt-to-EBITDA	6.8	6.5	6.5	6.5	6.6

20

999 Peachtree Street, Atlanta GA

Two Ravinia Drive, Atlanta GA

FSP
FRANKLIN
STREET PROPERTIES

Georgia Touma
AVP, Director Investor Relations

877-686-9496
Gtouma@franklinstreetproperties.com
InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp.

401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com